# VENDINGDATA™ CORPORATION

DEVELOPER, MANUFACTURER & DISTRIBUTOR OF GAMING PRODUCTS

# Safe Harbor Statement

***Statements in this presentation are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations that could be affected by risks and uncertainties, which include, but are not limited to, the risks described from time to time in VendingData™ Corporation's reports to the Securities and Exchange Commission, which include VendingData™ Corporation's Forms 10-KSB, 10QSB and 8K.***

VENDINGDATA™ CORPORATION

# Snapshot

*VendingData™ Corporation (VNX) develops consistently reliable, cost-effective products and services for the gaming industry that increase the security, productivity and profitability of casino operations.*

Founded: 1995, as Casinovations Incorporated

Corporate Office: *Las Vegas, NV*
Service Centers: *Detroit, MI; Seattle, WA; Gulfport, MS*
Manufacturing and Asian Operations: *China Guangdong Province*

| | |
|---|---|
| Employees: | 60 U.S., 56 China |
| Insider stock ownership (Diluted): | *50.3%* |
| Shares Outstanding: | Basic - 17.1Million / Diluted - 21.5 Million |
| Cash/Receivables: | $7.5 Million as of 6-30-04 |
| Long Term Debt (Lease): | $1.1 Million as of 6-30-04 |
| NOL: | $44.0 Million |

*VendingData™ has been awarded the Registration Certificate of Foreign Enterprises for Permanent Office and Manufacturing in China and as such is permitted to operate independently, without the involvement of another Chinese enterprise.*

# Table Game Support Products

## I. Product Line

- *Deck Checker™*
- *PokerOne™*
- *Random Ejection Shuffler™*

## II. Products in Development

- *RandomPlus™*
- *Roulette Chip Sorter*

# Deck Checker™ - Introduced 2003

## *Automated Playing Card Scanning Machine*

**Market Potential – 5,000 to 7,000 units serving 41,000 gaming tables worldwide**

- ***Verifies new cards before use***
- ***Recycles cards for use***
- ***Certifies cards before destruction***

**Retail price $29,500**



VENDINGDATA™ CORPORATION

# Deck Checker™ Client List

## 193 placed in 55 different properties- 11% rental

**ARIZONA**
Bluewater Casino
Cliff Castle Casino
Fort McDowell Casino

**CALIFORNIA**
Barona Casino
Bay 101 Casino
Bicycle Club Casino
Chumash Casino
Commerce Casino
Garden City Casino
Hawaiian Gardens Casino
Hollywood Park Casino
Hustler Casino
Jackson Rancheria
Normandie Casino
Pechanga Resort
Sycuan Casino

**CONNECTICUT**
Foxwoods Resort

**FLORIDA**
Titan Cruise Lines

**INDIANA**
Blue Chip Casino
Horseshoe Hammond
Majestic Star Casino

**IOWA**
Ameristar Casino

**MICHIGAN**
MotorCity Casino

**MISSISSIPPI**
Ameristar Casino
Grand Casino Biloxi

**MISSOURI**
Ameristar Casino (2)

**WASHINGTON**
Aces Casino
Big Daddy's CBG
Blue Mountain Casino
Cadillac Ranch
Caribbean Casino
Freddie's Club (2)
Grand Central Casino
La Center Casino
Magic Lanes
Mr. Z's Casino
Muckleshoot Casino
Players & Spectators
Rising Dragon Casino
Sidney's Casino
Skyway Park & Bowl
Wild Goose Casino

**WISCONSIN**
Menominee Casino
Oneida Bingo & Casino

**NEVADA**
Cactus Petes
Caesars Palace
New York-New York
Silver Legacy
Sunset Station Casino
The Venetian Resort

**INTERNATIONAL**
Casino De La Vallee
Casino Lisboa
Crown Casino
Star Cruise Lines

# Random Ejection Shuffler™ - Introduced 1997

## *Computerized Card Restacking Technology*

**Market Potential – 41,000 gaming tables worldwide**

- ***Optimal solution for card shuffling, however, as with all shufflers, costly service component***
- ***Wide usage, but small penetration, installed base of 744***
- ***Will be replaced beginning first quarter 2005 with the RandomPlus***



VENDINGDATA™ CORPORATION

# Shuffler Client List

## 744 placed in 99 different properties- 25% rental

**WASHINGTON**
Aces Casino
Big Daddy's Casino
Cable Bridge Casino
Cadillac Ranch Casino
Cascade Lanes
Diamond Lil's Casino
Freddie's Club
Golden Nugget Casino (3)
Goldies Shoreline Casino
Grand Central Casino (2)
Grest American
Home Plate Bar & Grill
Lancer Casino
Lucianno's
Magic Lanes
Midway Casino
Muckleshoot
Nob Hill Casino
Northern Quest
PJ Pockets Casino
Players & Spectators
Rascal's Casino
Red Wind Casino
Roman Club Casino
Silver Dollar Casino (6)
Skyway Park & Bowl
Wild Goose Casino

**ARIZONA**
Bluewater Casino
Cliff Castle Casino
Cocopah Casino
Fort McDowell Casino
Harrah's
Hon-Dah Casino
Mazatzal Casino
Paradise Casino

**CALIFORNIA**
Barona Casino
Bicycle Club Casino
Club Caribe Casino
Commerce Casino
Golden Acorn Casino
Havasu Landing Resort
Hawaiian Gardens Casino
San Manuel Casino
Sycuan Casino
Viejas Casino

**MICHIGAN**
Chip-In Casino
Greektown Casino

**NEVADA**
Casino MonteLago
Casino Royale
Circus Circus
Colorado Belle Casino
El Cortez Casino
Eldorado Reno
Excalibur Resort
Four Queens Casino
Harrah's Resort
Horizon Resort
Horseshoe Casino
Luxor Resort
Nevada Palace
Palace Station
Ramada Express
Sahara
San Remo Casino
Slots A Fun
Stardust Casino
Sunset Station
Tahoe Biltmore

**NEW MEXICO**
Cities of Gold

**MINNESOTA**
Grand Casino Hinckley
Mystic Lake Casino

**MISSISSIPPI**
Casino Magic
Fitzgerald's Casino
Gold Strike Casino
Isle of Capri Casino
Lighthouse Point Casino

**WISCONSIN**
Menominee Casino
Oneida Bingo & Casino

**INTERNATIONAL**
Casino Bahamia
Crystal Palace
Daibutsu
Isle of Capri
MGM World
RGB SDN BHD
Sceto Gaming
Sheraton Walkerhill
Valassey

VENDINGDATA™ CORPORATION

# PokerOne™ Shuffler- Introduced July 2004

## *A Specialty Game Shuffler and Dealer*

**Market Potential – 8,000 gaming tables worldwide**

- *Our first plug and play product*
- *User adjustable for any type of playing card*
- *Self-cleaning mode for customer use*
- *DC voltage provides for lower operating temperatures*
- *Untrackable randomness*
- *Highly reliable*



**Retail Price - $4,950**

VENDINGDATA™ CORPORATION

# RandomPlus™ Shuffler

## *Next Generation Random Ejection Shuffler*

**Market potential – 41,000 table games**

- ***Our second plug and play product***
- ***Retains the same basic operating system for card restacking***
- ***New technology offers increased reliability and lower maintenance cost***
- ***Designed for self setup and installation***
- ***Going from Engineering to Manufacturing in 30 to 45 days***
- ***Meaningful revenue first quarter 2005***



**Retail Price - $5,950**

**Available 4Q 2004**

# Roulette Chip Sorter

## *Color Sorting Technology for Chips*

**Market potential – 3,000 machines in use**

- ***Will maintain the same or better reliability as competition at more compelling price.***

**Available 1Q 2005**

# Slot Revenue Protection Systems

# SecureDrop® System

**Market Potential-800,000 gaming machines in North America**

larger market overseas

## SECUREDROP® HARD COUNT Module

***Introduced 1999***



A coin and token bucket identification system that enables gaming operators to electronically track, secure and identify all slot machine coin buckets on the casino floor and in the count room.

## SECUREDROP® SOFT COUNT Module

***Introduced 2002***



A bill and cashless ticket canister identification system that enables gaming operators to electronically track, secure and identify all bill and cashless ticket canisters on the casino floor and count room.

VENDINGDATA™ CORPORATION

# SecureDrop® Client List

**Hard Count: 24,363 modules placed in 29 properties**
**Soft Count: 11,855 modules placed in 7 properties**

Quechan Paradise Casino
Rolling Hills Casino
Sycuan Casino
Table Mountain Casino & Bingo
Twin Pine Casino
Viejas Casino & Turf Club
Win-River Casino Bingo
Agua Caliente
Casino Morongo
Chumash Casino
Gold Country Casino
Hopland Sho-Ka-Wah
Pechanga Entertainment

Mystic Lake Casino

Oneida Bingo & Casino

Casino Magic (2)

StenaLine Cruises

Metelitsa Entertainment Complex



Bally's – Las Vegas
Boomtown Casino
Caesars Palace
Caesars Tahoe
Flamingo Las Vegas Resort
Joker's Wild
Paris Resort & Casino
Sandia Casino

Boomtown Harvey Casino
Boomtown Bossier City Casino

Blyemas S.A.
Kandiko S.A.
Casino Magic
New York/New York
Lima Marriott

# China Facility


VENDINGDATA CORPORATION







# China Facility






WIP INVENTORY
半成品室



# Barriers to Entry

CAPITAL:

In excess of $50 million invested since 1995

(development, patent protection, licensing, China, etc)

INTELLECTUAL PROPERTY:

*SecureDrop®:* 5 patents and 4 patent applications pending

*Shufflers:* 5 patents in US, 2 Australia, 1 Canada; 7 patent applications pending

*Deck Checker™:* 1 patent in US and 1 patent in S. Africa and 5 patent applications, 1 each in US, Australia, Canada, China and Europe

REGULATORY HURDLES:

The gaming industry is heavily regulated by numerous statutes, rules and regulations administered by the gaming commissions and regulatory authorities in each jurisdiction.

*The Company has spent approximately seven years securing more than* ***100 licenses, permits and permissions***

# Milestones

- *Deck Checker™* - Currently ordering parts for second group of 500 units which will be subject to development changes expected to result in a 30% reduction in Deck Checker™ manufacturing costs
- *PokerOne™* - Met the goal to be in GLI by August, 2004. Are currently in labs in 2 additional states and expect to be "live" in these markets in October, 2004. Anticipate the completion of an international distribution network by Q4 2004
- *RandomPlus™* - Currently running 30 days ahead of schedule and expect to transition from engineering to manufacturing by November, 2004 to produce test units and begin the approval process. Anticipate the completion of an international distribution network by Q4 2004
- *Roulette Chip Sorter* - Anticipate chip sorter availability in first quarter 2005 and will establish an international relationship in the next 45 days
- *SecureDrop® System* - Currently in discussions with 3 gaming operators which collectively own 35 casinos
- *Product Development* - Expect to launch a continuous shuffler in Q2 2005 to compete directly with Card A and the King Shuffler
- *Continued Cost Reduction* - Expect an additional $1.6 mil per year operating expense reduction by Q1 2005 through lower service and labor costs, shifting additional engineering responsibilities to China and relocation of the U.S. facilities
- *Management* - Anticipate CFO hiring by year end 2004

# THANK YOU

For more information, visit our web site at
WWW.VENDINGDATA.COM

VENDINGDATA™
CORPORATION